SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2009

TRAILER BRIDGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22837	13-3617986
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10405 New Berlin Road East
Jacksonville, Florida	32226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:       (904) 751-7100

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On January 30, 2009, Trailer Bridge, Inc. issued a release regarding its preliminary unaudited results for the fourth quarter of 2008. The text of the press release is attached as Exhibit 99.1.

ITEM 9.01    EXHIBITS.

(d):	99.1	Text of the press release of Trailer Bridge, Inc. issued January 30, 2009.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAILER BRIDGE, INC.
Date: February 2, 2009	By: /s/ William G. Gotimer, Jr.
William G. Gotimer, Jr.
Executive Vice President and General Counsel

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